SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported) December 31, 1997


                             Base Ten Systems, Inc.
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             (Exact Name of Registrant as Specified in its Charter)



New Jersey                        0-7100                       22-1804206
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(State or Other                (Commission                 (I.R.S. Employer
Jurisdiction of                File Number)                 Identification No.)
Incorporation)




                One Electronics Drive, Trenton, New Jersey 08619
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               (Address of Principal Executive Offices) (Zip Code)


                                 (609) 586-7010
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              (Registrant's Telephone Number, Including Area Code)




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         (Former Name or Former Address, If Changed Since Last Report.)

Item 2.  Acquisition or Disposition of Assets

     On December 31, 1997, following approval by the shareholders of Base Ten Systems, Inc. (the "Company", the "Registrant" or "Base Ten") at a special meeting held on that date, the Company sold all of the assets, subject to certain liabilities, of the Company's Government Technology Division ("GTD") to Strategic Technology Systems, Inc. ("Strategic"), a newly formed corporation that is owned in part and will be managed by certain persons who had been members of the Company's senior management (the "Sale"). Those persons had been historically, and at the time of the sale were, significantly involved in GTD's business and development. The terms of the Sale and certain financial and other information related thereto is set forth in Registrant's Current Report on Form 8-K dated October 27, 1997, which, together with the Exhibits filed therewith, is hereby incorporated in its entirety herein; and in Registrant's Proxy Statement, dated December 15, 1997, for the special meeting of shareholders held on December 31, 1997, the following portions of which are hereby incorporated by reference herein -- all matters under the caption "The Proposed Sale of the Governmental Technology Division" (page 5 et seq.); all matters under the caption "Information Concerning Base Ten Systems, Inc." (page 32 et seq.); and "Index to Financial Statements" (page F-1 et seq.).

Item 5.  Other Events

     a) In order to assure that what the Company believes will be adequate financial resources are available for its continued marketing and development efforts, the Company consummated on December 31, 1997, the second (and final) installment of the sale of an aggregate of $19 million of convertible preferred stock ("Preferred Stock") and Class A Stock purchase warrants (the "Warrants"), of which $9.375 million of Preferred Stock and Warrants were sold and issued as of December 5, 1997, and $9.675 million of Preferred Stock and Warrants were sold and issued as of December 31, 1997, in each case to several institutional investors. In order to complete the closing of the financing referred to above, certain actions were required to be taken by the shareholders of the Company; those actions were taken at the special meeting of shareholder of the Company held on December 31, 1997.

     The terms of the financing referred to above, including the terms of the Preferred Stock and the Warrants, are described in detail in Registrant's Current Report in Form 8-K dated December 9, 1997, which, together with the Exhibits thereto (other than Exhibit 99.5 - Press Release, dated as of December 9, 1997), is hereby incorporated by reference herein. The matter related to the financing that was proposed for approval by the Company's shareholders at the special meeting held on December 31, 1997, is described in detail in the Proxy Statement, dated December 15, 1997, related thereto. The information in such Proxy Statement under the caption "The Proposed Issuance" (page 48 et seq.) is hereby incorporated by reference herein.

     b) At the Company's special meeting of shareholders held on December 31, 1997, three matters were presented for approval by the shareholders: (i) the Sale of the GTD; (ii) the issuance of the Preferred Stock and the Warrants; and
(iii) amendments to the Company's various stock option plans that were deemed necessary to retain valued employees of both the GTD and the Company during the Sale process and to encourage certain employees to agree to be employed by a buyer of the GTD. All three proposals were approved by the shareholders at the special meeting held on December 31, 1997.

     Certain information concerning the third proposal is contained in the Company's Proxy Statement, dated December 15, 1997, that was disseminated in connection with the December 31, 1997, special meeting. In that respect, the information set forth under the caption "The Proposed Option Plan Amendments" (page 51, et seq.) in the aforementioned Proxy Statement is hereby incorporated by reference herein.

Item 7.  Financial Statements and Exhibits

     a) The financial statements of the GTD, which was sold as described in response to Item 2 of this Current Report on Form 8-K, as well as certain pro forma financial information, are contained in the Company's Proxy Statement, dated December 15, 1997, that was disseminated in connection with the special meeting of shareholders held on December 31, 1997. In that respect, the following is hereby incorporated by reference herein from the said Proxy
Statement: the information appearing under the caption "The Proposed Sale of the Government Technology Division - Unaudited Pro Forma Financial Statements of the Company" (page 27 et seq.); "Information Concerning Base Ten Systems, Inc. - Selected Financial Data" (;page 32 et seq.); "Information Concerning Base Ten Systems, Inc. - Management's Discussion and Analysis of Financial Condition and Results of Operations" (page 34 et seq.); and "Index to Financial Statements" (page F-1 et seq.).

     b) Exhibits:

     99.1 Registrant's Current Report on Form 8-K dated October 27, 1997 (SEC File No. 0-7100).

     99.2 Registrant's Current Report on Form 8-K dated December 9, 1997 (SEC File No. 0-7100).

     99.3 Registrant's Proxy Statement, dated December 15, 1997, related to the special meeting of shareholders held on December 31, 1997.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     BASE TEN SYSTEMS, INC.



Date:  January 9, 1998            By: /s/ Thomas E. Gardner
                                         ---------------------
                                          Name:   Thomas E. Gardner
                                          Title:  President and Chief
                                                  Executive Officer

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            BASE TEN SYSTEMS, INC.



Date:  January 9, 1998                   By:  /s/ William F. Hackett
                                              ----------------------
                                              Name:  William F. Hackett
                                              Title:  Chief Financial Officer